Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of FSD Pharma Inc. (the "Company") for the period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Anthony Durkacz, Interim Chief Executive Officer and Co-Executive Chairman of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 31, 2023	By:	/s/ Anthony Durkacz
Anthony Durkacz
Interim Chief Executive Officer and Co-Executive Chairman (Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.